SCHEDULE 14A

 PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Additional Materials

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Flaherty & Crumrine Preferred
and Income Securities Fund Incorporated

 (Name of Registrant as Specified in Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND INCORPORATED	(NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED AND INCOME OPPORTUNITY FUND INCORPORATED	(NYSE: PFO)
FLAHERTY & CRUMRINE PREFERRED AND INCOME SECURITIES FUND INCORPORATED	(NYSE: FFC)
FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED	(NYSE: FLC)
FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED	(NYSE: DFP)

301 E. Colorado Boulevard, Suite 800
Pasadena, California 91101

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on April 16, 2025

To the Shareholders:

Notice is hereby given that the Annual Meetings of Shareholders (the “Annual Meetings”) of Flaherty & Crumrine Preferred and Income Fund Incorporated, Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated, Flaherty & Crumrine Preferred and Income Securities Fund Incorporated, Flaherty & Crumrine Total Return Fund Incorporated and Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (each, a “Fund” and collectively, the “Funds”), each a Maryland corporation, will be held on April 16, 2025, at 8:00 a.m. PDT, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101, for the following purposes:

Each Fund:

1.To elect Directors of each Fund (Proposal 1).

2.To approve a new investment advisory agreement with Flaherty & Crumrine Incorporated for each Fund (Proposal 2).

3.To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof.

The Board of Directors of each Fund has fixed the close of business on January 16, 2025 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meetings and any adjournments or postponements thereof.

Your vote is important!

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions regarding the issues to be voted on or need assistance in voting your shares, please contact Okapi Partners, our proxy solicitor, toll-free at (877) 279-2311. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

By Order of the Boards of Directors,

March 17, 2025	Chad Conwell
Secretary

Important Information to Help You Understand and Vote on the Proposals

Q: What is happening? Why did I get this package of materials?

A:  An Annual Meetings of Shareholders of Flaherty & Crumrine Preferred and Income Fund Incorporated, Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated, Flaherty & Crumrine Preferred and Income Securities Fund Incorporated, Flaherty & Crumrine Total Return Fund Incorporated and Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (each, a “Fund” and collectively, the “Funds”), will be held on April 16, 2025, at 8:00 a.m. PDT. According to our records, you are a shareholder of record of one or more of the Funds as of January 16, 2025, the Record Date for this Meeting.

Q: Why am I being asked to vote on Director nominees?

A:  Shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a term of three years and until their successors are duly elected and qualify.

Q: Why am I being asked to vote on proposed new advisory agreements?

A:  As more fully discussed in this proxy statement, the Adviser is undergoing an internal restructuring in which shares in the Adviser held by former principals are repurchased and reallocated to the current members of management. Because this restructuring could be viewed as a change of control of the Adviser, resulting in the assignment and automatic termination of the current investment advisory agreement for each Fund, shareholders are being asked to approve a new investment advisory agreement for each Fund.

Q: How do the proposed new Advisory Agreements differ from the current Advisory Agreements?

A:  Except for date and the initial term, the terms of the new advisory agreements are identical to the terms of the current agreements, including having identical advisory fees. Additionally, the day-to-day management of Flaherty & Crumrine and the investment objectives and strategies of the Funds will not change as a result of the internal restructuring of the Adviser or each Fund’s entry into its respective new investment advisory agreement.

Q: How does the Board of Directors recommend that I vote?

A:  After careful consideration of the proposals, the Board unanimously recommends that you vote FOR the proposals.

Q: What will happen if there are not enough votes to hold the Meeting?

A:  If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: Who should I call for additional information about the Proxy Statement?

A:  If you have any questions regarding the Proxy Statement or how to vote your shares, please call, Okapi Partners LLC, toll-free at (877) 279-2311.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings to be
Held on April 16, 2025

The notice of Annual Meetings and Joint Proxy Statement are available to you at www.OkapiVote.com/Flaherty. Each Fund’s annual report, including audited financial statements for the fiscal year ended November 30, 2024, are available to you on the Funds’ website - www.preferredincome.com or upon request, without charge, by writing to Computershare Inc., P.O. Box 43132, Providence, RI 02940-9434, United States, or by calling 1-866-351-7446 (U.S. toll-free) or 1-201-680-6578 (International). You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meetings and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE RELEVANT ANNUAL MEETING(S), WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

1.Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor, Estate of Jane Smith	John B. Smith, Executor

ANNUAL MEETINGS OF SHAREHOLDERS
April 16, 2025
JOINT PROXY STATEMENT

This document is a joint proxy statement (“Joint Proxy Statement”) for Flaherty & Crumrine Preferred and Income Fund Incorporated (“Preferred and Income Fund” or “PFD”), Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated (“Preferred and Income Opportunity Fund” or “PFO”), Flaherty & Crumrine Preferred and Income Securities Fund Incorporated (“Preferred and Income Securities Fund” or “FFC”), Flaherty & Crumrine Total Return Fund Incorporated (“Total Return Fund” or “FLC”) and Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (“Dynamic Preferred Income Fund” or “DFP”) (each, a “Fund” and collectively, the “Funds”). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board” and collectively, the “Boards”) to be voted at the Annual Meeting of Shareholders for each Fund to be held on April 16, 2025, at 8:00 a.m. PDT, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101 and at any adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”).

This Joint Proxy Statement and the accompanying Notice of Annual Meetings and proxy card for each Fund in which you own shares were mailed on or about March 17, 2025 to shareholders of record as of the close of business on January 16, 2025. Proxy solicitations will be made, beginning on or about March 17, 2025, primarily by mail, but proxy solicitations may also be made by telephone, Internet, facsimile, e-mail, or personal interviews conducted by the Funds’ proxy solicitor, Okapi Partners LLC, or by officers of each Fund, Flaherty & Crumrine Incorporated (“Flaherty & Crumrine” or the “Adviser”), the investment adviser of each Fund, Computershare Trust Company, N.A. (“Computershare”), the transfer agent of each Fund, and The Bank of New York Mellon (“BNY”), the administrator of each Fund. With respect to FFC, FLC and DFP, proxy solicitations may also be made by Destra Capital Advisors LLC, the servicing agent for FFC, FLC and DFP.

The Funds will evenly split the expenses incurred in connection with the preparation of this Joint Proxy Statement and hosting of the Annual Meetings. The Adviser will pay those additional expenses incurred in connection with Proposal 2, including an estimated $200,000 in proxy solicitor fees and expenses.

References to the websites above or herein do not incorporate their content into this Joint Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings to be
Held on April 16, 2025

The notice of Annual Meetings and Joint Proxy Statement are available to you at www.OkapiVote.com/Flaherty. Each Fund’s annual report, including audited financial statements for the fiscal year ended November 30, 2024, are available to you on the Funds’ website - www.preferredincome.com or upon request, without charge, by writing to Computershare Inc., P.O. Box 43132, Providence, RI 02940-9434, United States, or by calling 1-866-351-7446 (U.S. toll-free) or 1-201-680-6578 (International). Each Fund’s annual report is also available on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov) or, for FFC, FLC and DFP only, by calling Destra Capital Advisors LLC at 1-877-855-3434. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meetings, and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE RELEVANT ANNUAL MEETING(S), WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

If the enclosed proxy card(s) are properly executed and returned in time to be voted at the relevant Annual Meeting(s), the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted “FOR” Proposal 1 at the relevant Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Annual Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy card to the appropriate Fund at 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101 prior to the date of the Annual Meetings.

Under the bylaws of each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Annual Meeting. In the event that a Quorum is not present at the relevant Annual Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the Chair of the Annual Meeting may adjourn the meeting without assigning a specific date or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Annual Meeting. At such adjourned meeting at which a Quorum shall be present, any business may be transacted which might have been transacted at the relevant Annual Meeting as originally notified. A shareholder vote may be taken on a proposal in the Joint Proxy Statement relating to the applicable Annual Meeting prior to any such adjournment if sufficient votes have been received for approval of that proposal. Once a Quorum has been established at the relevant Annual Meeting, shareholders may continue to transact business, notwithstanding the withdrawal of shareholders and the loss of a Quorum.

Each Fund has one class of capital stock outstanding: common stock, par value $0.01 per share (the “Common Stock” or the “Shares”). Each Share is entitled to one vote at the relevant Annual Meeting with respect to matters to be voted on, with pro rata voting rights for any fractional Shares. On the record date, January 16, 2025, the following number of Shares of each Fund were issued and outstanding:

Name of Fund	Shares Outstanding
Flaherty & Crumrine Preferred and Income Fund Incorporated (PFD)	12,852,556
Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated (PFO)	13,077,326
Flaherty & Crumrine Preferred and Income Securities Fund Incorporated (FFC)	48,177,896
Flaherty & Crumrine Total Return Fund Incorporated (FLC)	10,456,821
Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (DFP)	20,538,137

To the knowledge of each Fund and its Board, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is the beneficial owner or owner of record of more than 5% of the relevant Fund’s outstanding Shares as of January 16, 2025*:

Name and Address of Beneficial/Record Owner	Title of Class	Amount and Nature of Ownership	Percent of Class
Cede & Co.** Depository Trust Company 55 Water Street, 25th Floor New York, NY 10041	Common Stock	PFD – (record) PFO – (record) FFC – (record) FLC – (record) DFP – (record)	98.91% 98.15% 99.88% 99.89% 99.96%

Sit Investment Associates, Inc. Sit Fixed Income Advisors II, LLC c/o Sit Investment Associates, Inc. 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	Common Stock	FLC – (beneficial)[1]	5.40%

*As of January 16, 2025, the Directors and officers, as a group, owned less than 1% of the Shares of each Fund.

**A nominee partnership of The Depository Trust Company.

1Information obtained from a Schedule 13G filed with the SEC on January 3, 2025 by Sit Investment Associates, Inc. (“SIA”) and Sit Fixed Income Advisors II, LLC (“SFI”), reporting share ownership as of May 31, 2024. Based on that filing, SIA and SFI have the shared power to vote or to direct the vote or to dispose or to direct the disposition of 559,576 Shares.

This Joint Proxy Statement is being used to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. At each Fund’s Annual Meeting, shareholders of the Fund will vote as a single class. Shareholders of each Fund will vote separately for each of PFD, PFO, FFC, FLC and DFP on the proposal(s) on which shareholders of that Fund are entitled to vote at the relevant Annual Meeting. A separate proxy card is enclosed for each Fund in which a shareholder owns Shares. Thus, if the proposal(s) at the relevant Annual Meeting is approved by shareholders of one or more Funds and not approved by shareholders of one or more other Funds, the proposal(s) will be implemented for the Fund or Funds that approved the proposal(s) and will not be implemented for any Fund that did not approve the proposal(s). It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on the proposal(s) pertaining to that Fund. Shareholders do not have rights of appraisal with respect to any matter to be acted upon at each Fund’s Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a term of three years and until their successors are duly elected and qualify.

Nominees for the Boards of Directors

Each Nominee named below is currently a Director of each Fund and has consented to serve as a Director for the Fund(s) for which he/she is nominated if elected at the relevant Annual Meeting. If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each Nominee has been nominated for a term of three years to expire at each Fund’s 2028 Annual Meeting of Shareholders and until his/her successor is duly elected and qualifies. Shareholders of each Fund’s Common Stock are entitled to elect the Nominees for election to the Board of the relevant Fund.

Fund	Nominees for Election
PFD	R. Eric Chadwick and Nicholas Dalmaso
PFO	R. Eric Chadwick and Karen H. Hogan
FFC	R. Eric Chadwick and Karen H. Hogan
FLC	R. Eric Chadwick and Karen H. Hogan
DFP	R. Eric Chadwick and Nicholas Dalmaso

Information About the Experience, Qualifications, Attributes and Skills of Each Director or Nominee

Directors or Nominees for election as Directors of the Funds, together with information as to their positions with the Funds, principal occupations, and other board memberships for the past five years, are shown below.

Name, Address, and Age	Current Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON INTERESTED DIRECTORS:
David Gale 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 75	Lead Independent Director	Class I Director PFD – since 1997 PFO – since 1997 FFC – since inception FLC – since inception Class II Director DFP – since inception	President of Delta Dividend Group, Inc. (investments).	5	None

Nicholas Dalmaso 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 59	Director and Nominating and Governance Committee Chair	Class II Director FFC – since 2024 FLC – since 2024 Class III Director PFD – since 2024 PFO – since 2024 DFP – since 2024	General Counsel of EquityBee, Inc.; Founder and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (a registered investment advisor); Founder and General Counsel of M1 Finance, Inc. (a registered broker/dealer).	5	Independent Trustee and Chair of the Destra Capital Investment Company Boards (3 funds); Lead Independent Trustee of the Milliman Variable Insurance Trust (2 funds)

Name, Address, and Age	Current Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 63	Director and Audit Committee Chair	Class I Director† DFP – since 2016 Class II Director† PFD – since 2016 PFO – since 2016 Class III Director† FFC – since 2016 FLC – since 2016	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None
INTERESTED DIRECTOR AND OFFICER:
R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 50	Director, Chairman of the Board, Chief Executive Officer and President	Class II Director PFO – since 2016 Class III Director PFD – since 2016 FFC – since 2016 FLC – since 2016 DFP – since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Class I Director of PFD, FFC, FLC and DFP and the Class III Director of PFO will serve until each Fund’s 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualify. The Class II Director of PFD, FFC, FLC and DFP and the Class I Director of PFO will serve until each Fund’s 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualify. The Class II Nominees of PFO and the Class III Nominees of PFD, FFC, FLC and DFP, if elected, will serve until each Fund’s 2028 Annual Meeting of Shareholders and until their successors are duly elected and qualify.

**The Flaherty & Crumrine fund complex (the “Fund Complex”) consists solely of the Funds.

†Ms. Hogan served as a Class I Director of PFD from 2005 – 2016, a Class II Director of each of FFC and FLC from 2005 – 2016, a Class II Director of DFP since inception – 2016 and a Class III Director of PFO from 2005 – 2016.

(1)“Interested person” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine.

No Non-Interested Director of the Funds or their immediate family members owned beneficially or of record any securities in Flaherty & Crumrine, or a person directly or indirectly controlling, controlled by, or under common control with Flaherty & Crumrine.

Each Director, other than Mr. Chadwick and Mr. Dalmaso, has been a Director of the Funds for at least 19 years (or since the Fund’s inception, in the case of DFP). Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe have prepared them to be effective Directors. The Boards believe that Directors should have the ability to critically review, evaluate, question and discuss information provided to them, and interact effectively with Fund management, service providers and counsel. The Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating and Governance Committees (each a “Nominating Committee” and collectively, the “Nominating Committees”) contains certain other factors considered by the Nominating Committees in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors (defined below) are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Flaherty & Crumrine, and may also benefit from information provided by the Funds’ and Flaherty & Crumrine’s counsel. Both counsel to the Independent Directors and counsel to the Funds and Flaherty & Crumrine have significant experience advising funds and fund directors. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

R. Eric Chadwick – Mr. Chadwick has been a Director and Chair of the Board of each Fund since January 2016. Mr. Chadwick has been the President of each Fund since April 2015 and, previously, the Chief Financial Officer from 2004 (or in the case of DFP, from its inception) until April 2015. Mr. Chadwick is also the President of Flaherty & Crumrine and has served as a portfolio manager of PFD and PFO since 1999 and as portfolio manager of each of FFC, FLC and DFP since each Fund’s inception.

David Gale – In addition to his tenure as a Director of the Funds, Mr. Gale has been President and Chief Executive Officer of Delta Dividend Group, Inc., a San Francisco-based investment management firm, since 1992. Prior to joining Delta Dividend Group, Inc., Mr. Gale was a Principal with Morgan Stanley from 1983 to 1990, and a Managing Director of Lehman Brothers Holdings Inc. from 1990 to 1992. Mr. Gale previously served as a director of Emmis Communications. Mr. Gale was designated the Lead Independent Director of each Fund in January 2024.

Nicholas Dalmaso – In addition to his tenure as a Director of the Funds, Mr. Dalmaso serves as an Independent Chair of the Destra Capital Investment Company Boards and Lead Independent Trustee of the Milliman Variable Insurance Trust. Mr. Dalmaso has been the Founder and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC and Sound Capital Solutions LLC since 2021. Mr. Dalmaso previously served as an independent director of Keno Kozie Associates, General Counsel of EquityBee, Inc. from 2022 to 2023, and Founder and General Counsel of M1 Finance, Inc. from 2014 to 2021. He also serves as the Chair of the Nominating Committee of each Fund’s Board.

Karen H. Hogan – In addition to her tenure as a Director of the Funds, Ms. Hogan currently serves on the Board of IKAR, a non-profit organization, and was formerly Chair of the Board of IKAR.  She serves on the Board of her local chapter of Young Men’s Service League, is on the capital campaign committee of her local library and is a member of the Board and/or an active committee member of several additional non-profit organizations in her community.  From 1985 to 1997, Ms. Hogan served as Senior Vice President of Preferred Stock Origination, and previously Vice President of New Product Development, at Lehman Brothers Holdings Inc. Ms. Hogan also served as a director, member and chair of the audit committee of New World Coffee, Inc. Ms. Hogan currently serves as Chair of the Audit Committee of each Fund’s Board.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Funds’ Directors not be “interested persons” (as defined in the 1940 Act) of the Funds, and therefore not affiliated with Flaherty & Crumrine (the “Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Funds’ Directors must be Independent Directors and, for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, three of the Funds’ four Directors are Independent Directors. The Chair of the Boards is an interested person of each Fund. The three Independent Directors interact directly with the Chair and other senior management of Flaherty & Crumrine at scheduled meetings and between meetings as appropriate. Independent Directors have been designated to chair the Audit Committees and the Nominating Committees. The Board of each Fund has appointed David Gale as the Lead Independent Director. The Boards have determined that their leadership structures and composition, in which the Chair of the Boards is an “interested person” of the Funds, the Funds have a Lead Independent Director and 75% of the Directors are Independent Directors, are appropriate in light of the services that Flaherty & Crumrine provides to the Funds.

Boards’ Oversight Role in Management

The Boards’ role in management of the Funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Flaherty & Crumrine, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Boards, acting at their scheduled meetings, or the Chair, acting between Board meetings, regularly interacts with, and receives reports from, senior personnel of service providers, including the Funds’ and Flaherty & Crumrine’s Chief Compliance Officer and portfolio management personnel. The Boards’ Audit Committees (which consist of all the Independent Directors) meet during their scheduled meetings, and between meetings the Chair of the Audit Committees maintains contact, with the Funds’ independent registered public accounting firm and the Funds’ Chief Financial Officer. The Boards also receive periodic presentations from senior personnel of Flaherty & Crumrine regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Boards have adopted policies and procedures designed to address certain risks to the Funds. In addition, Flaherty & Crumrine and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Boards also receive reports from counsel to the Funds and Flaherty & Crumrine and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Boards’ oversight role does not make the Boards guarantors of the Funds’ investments or activities.

Beneficial Ownership of Shares in the Funds and Fund Complex for each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Complex beneficially owned by each Director and Nominee for election as Director.

Name of Director or Nominee	Dollar Range of Equity Securities Held in a Fund*(1)					Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*(2)
NON-INTERESTED DIRECTOR/NOMINEES:
	PFD	PFO	FFC	FLC	DFP	TOTAL
David Gale	D	D	D	D	C	E
Nicholas Dalmaso	A	A	A	A	A	A
Karen H. Hogan	C	C	C	C	C	D

INTERESTED DIRECTOR/NOMINEE:
R. Eric Chadwick	C	E	E	C	E	E

*Key to Dollar Ranges

A.None

B.$1 - $10,000

C.$10,001 - $50,000

D.$50,001 - $100,000

E.over $100,000

All Shares were valued as of December 31, 2024.

(1)This information has been furnished by each Director/Nominee as of December 31, 2024. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

(2)As of December 31, 2024, the Directors, Nominees and executive officers of each Fund, as a group, owned less than 1% of the Shares of each Fund.

Officers of the Funds

The following table provides information concerning each of the Fund’s officers.

Name, Address, and Age	Current Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Chad Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 52	Chief Compliance Officer, Vice President and Secretary	PFD – since 2005 PFO – since 2005 FFC – since 2005 FLC – since 2005 DFP – since inception	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine.

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 65	Chief Financial Officer, Vice President and Treasurer	PFD – since 2003 PFO – since 2003 FFC – since 2003 FLC – since inception DFP – since inception	Portfolio Manager, Executive Vice President and Chief Financial Officer of Flaherty & Crumrine.

Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 50	Assistant Treasurer	PFD – since 2014 PFO – since 2014 FFC – since 2014 FLC – since 2014 DFP – since 2014	Vice President and Trader of Flaherty & Crumrine.

*Each officer serves until his or her successor is elected and qualifies or until his earlier resignation or removal.

Audit Committee

The role of each Fund’s Audit Committee is to assist the Board of Directors in its oversight of: (i) the integrity of the Fund’s financial statements and the independent audit thereof; (ii) the Fund’s accounting and financial reporting policies and practices, and its internal control over financial reporting; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance. Each Fund’s Audit Committee is also required to prepare an audit committee report pursuant to applicable laws and regulations for inclusion in the Fund’s annual proxy statement. Each Audit Committee operates pursuant to a charter (the “Audit Committee Charter” or “Charter”) that was most recently reviewed and approved by the Board of Directors of each Fund on January 21, 2025, and which is available at www.preferredincome.com. As set forth in the Charter, Fund management is responsible for the (i) preparation, presentation and integrity of each Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds’ independent registered public accounting firm, KPMG LLP (the “independent accountants” or “KPMG”), is responsible for planning and carrying out proper audits and reviews of each Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

Audit Committee Report

In performing its oversight function, at a meeting held on January 21, 2025, the Audit Committee of each Fund reviewed and discussed with Fund management and the independent accountants, the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2024, and discussed the audit of such financial statements with the independent accountants.

In addition, the Audit Committee of each Fund discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. Each Audit Committee also received from the independent accountants the written disclosures and statements required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in each Fund’s Audit Committee Charter, each Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of each Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, each Audit Committee relies on, and makes no independent verification of, the facts presented to it or representations made by Fund management or the independent accountants. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that Fund management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with Fund management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to that Fund’s Board that the audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2024.

This report was submitted by the Audit Committee of each Fund’s Board of Directors

David Gale
Nicholas Dalmaso
Karen H. Hogan (Chair)
January 21, 2025

Each Audit Committee was established in accordance with Section 3(a)(58)(A) of the 1934 Act. Each Audit Committee met four times during the fiscal year ended November 30, 2024. Each Audit Committee is composed entirely of each Fund’s Independent Directors who are also “independent” (as such term is defined by the New York Stock Exchange (“NYSE”) under the listing standards applicable to closed-end funds, as may be modified or supplemented (the “NYSE Listing Standards”)). As of the date of this Joint Proxy Statement, the current members of the Audit Committee are Ms. Hogan and Messrs. Dalmaso and Gale.

Nominating Committee

Each Board of Directors has a Nominating Committee composed entirely of each Fund’s Independent Directors who are also “independent” (as such term is defined by the NYSE Listing Standards), The Nominating Committee of each Fund met two times during the fiscal year ended November 30, 2024. As of the date of this Joint Proxy Statement, the current members of the Nominating Committee are Ms. Hogan and Messrs. Dalmaso and Gale.

The Nominating Committee of each Fund is responsible for identifying individuals believed to be qualified to become Board members; for recommending to the Board such nominees to stand for election as Directors at each Fund’s annual meeting of shareholders and to fill any vacancies on the Board; and for overseeing the Board’s governance practices. Each Fund’s Nominating Committee has a charter which is available on its website, www.preferredincome.com.

Each Fund’s Nominating Committee believes that it is in the best interest of each Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Boards. In nominating candidates, each Nominating Committee shall take into consideration such factors as it deems appropriate, including educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and other life experiences. Each Fund’s Nominating Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Each Fund’s Nominating Committee will consider Director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See “Submission of Shareholder Proposals – 2026 Annual Meetings” below).

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the address of their Fund(s), 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101, and to the attention of the Board. All such communications will be directed to the Board’s attention.

The Funds do not have a formal policy regarding Board member attendance at the Annual Meetings. However, all the Directors of each Fund attended the April 17, 2024 Annual Meetings of Shareholders.

Board Compensation

Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates receives from each Fund a fee of $9,000 per annum plus $750 for each in person Board or Audit Committee meeting attended, $500 for each in person Nominating Committee meeting attended, and $250 for each telephone meeting attended. In addition, the Audit Committee Chair receives from each Fund an annual fee of $3,000. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. During the fiscal year ended November 30, 2024, the Board of Directors for each of PFD, PFO, FFC, FLC and DFP held six meetings (four of which were telephonic meetings). Each Director of each Fund attended 100% of the Board meetings and 100% of any committee meetings of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2024 is set forth below:

	Annual Directors Fees	Board Meeting and Committee Meeting Fees	Travel and Out-of-Pocket Expenses*
PFD	$27,000	$25,500	$1,789.90
PFO	$27,000	$25,500	$1,789.90
FFC	$27,000	$25,500	$1,789.90
FLC	$27,000	$25,500	$1,789.90
DFP	$27,000	$25,500	$1,789.90

*Includes reimbursement for travel and out-of-pocket expenses for both “interested” and Independent Directors.

The table below sets forth additional information regarding the compensation of each Fund’s Directors for the fiscal year ended November 30, 2024. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2024 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

COMPENSATION TABLE

Name of Person and Position	Aggregate Compensation from each Fund	Total Compensation from the Funds and Fund Complex Paid to Directors*
R. Eric Chadwick Director, Chair of the Board, Chief Executive Officer and President	$0	$0 (5)

Nicholas Dalmaso** Director, Nominating Committee Chair	$12,750 – PFD $12,750 – PFO $12,750 – FFC $12,750 – FLC $12,750 – DFP	$63,750 (5)

David Gale Lead Independent Director	$16,500 – PFD $16,500 – PFO $16,500 – FFC $16,500 – FLC $16,500 – DFP	$82,500 (5)

Morgan Gust***	$3,750 – PFD $3,750 – PFO $3,750 – FFC $3,750 – FLC $3,750 – DFP	$18,750 (5)

Karen H. Hogan Director, Audit Committee Chair	$19,500 – PFD $19,500 – PFO $19,500 – FFC $19,500 – FLC $19,500 – DFP	$97,500 (5)

*Represents the total compensation paid for the fiscal year ended November 30, 2024 to such persons by the Funds, which are considered part of the same “fund complex” because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the Director or Nominee in the Fund Complex as of November 30, 2024.

**Mr. Dalmaso was appointed as a Director of the Funds effective as of the close of business on January 19, 2024.

***Mr. Gust retired from the Board effective January 19, 2024.

Required Vote

The election of Messrs. Chadwick and Dalmaso as Directors of PFD and DFP, and the election of Ms. Hogan and Mr. Chadwick as Directors of PFO, FFC and FLC will require the affirmative vote of a plurality of the votes cast by holders of the Shares of each such Fund at the relevant Annual Meeting in person or by proxy. A “plurality” vote means the candidate who receives the largest number of votes cast (even if they receive less than a majority) will be elected as a Director. Since the candidate for election as a Director in Proposal 1 for each Fund is running unopposed, the candidate only needs one vote to be elected if there is a Quorum present at the relevant Annual Meeting. Because abstentions and broker non-votes are not treated as Shares voted, any abstentions and broker non-votes would have no impact on the election.

Independent Registered Public Accounting Firm

KPMG, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, has been selected to serve as each Fund’s independent accountants for each Fund’s fiscal year ending November 30, 2025. KPMG acted as the independent accountants for each Fund for the fiscal year ended November 30, 2024. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Annual Meetings, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement.

Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services for the fiscal years ended November 30, 2023 and November 30, 2024, respectively.

Fund	Fiscal Year Ended November 30	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees
PFD	2023	$55,500	$0	$10,350	$0
	2024	$57,200	$0	$10,700	$0
PFO	2023	$55,500	$0	$10,350	$0
	2024	$57,200	$0	$10,700	$0
FFC	2023	$55,500	$0	$10,350	$0
	2024	$57,200	$0	$10,700	$0
FLC	2023	$55,500	$0	$10,350	$0
	2024	$57,200	$0	$10,700	$0
DFP	2023	$55,500	$0	$10,350	$0
	2024	$57,200	$0	$10,700	$0

*“Tax Fees” are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund’s income tax returns.

Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser (“affiliates”) that provides on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2023 and November 30, 2024, respectively, were pre-approved by the Audit Committee, as applicable.

For each Fund’s fiscal years ended November 30, 2023 and November 30, 2024, respectively, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds’ investment adviser or any affiliates.

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND WITH
THE ADVISER

General

At the Annual Meetings, shareholders are being asked to consider and vote on the proposal to approve a new investment advisory agreement between your Fund and Flaherty & Crumrine. Flaherty & Crumrine has provided ongoing investment advisory services to each Fund since its inception and is responsible for each Fund’s overall investment strategy and its implementation.

The Adviser currently has two types of shareholders: (a) three shareholders who have served as the current management of the Adviser for more than 10 years (the “Management Shareholders”) and (b) three shareholders who are former employees of the Adviser, having retired in 2015 or earlier (the “Retired Shareholders”). The Adviser expects to undergo an internal restructuring that will involve the repurchase of shares held by the Retired Shareholders and a reallocation of those shares to the Management Shareholders and is expected to happen in stages from July 1 through December 31, 2025 (the “Transaction”). The final consummation of the Transaction could have the effect of causing a change of control of Flaherty & Crumrine (the “Adviser Change in Control”). If an Adviser Change in Control was deemed to occur, it would result in the “assignment” of each investment advisory agreement currently in effect (each, a “Current Investment Advisory Agreement” and collectively, the “Current Investment Advisory Agreements”), resulting in the automatic termination of the agreement in accordance with its terms and applicable law. In order to avoid any doubt as to the character of the Transaction, at a February 24, 2025 meeting, the Board, including all Non-Interested Directors, unanimously approved, and recommended that the shareholders of each Fund approve, a new investment advisory agreement between your Fund and the Adviser (each, a “New Investment Advisory Agreement” and collectively, the “New Investment Advisory Agreements”).

The only difference between each new agreement and its respective current agreement is the date and initial term. Each New Investment Advisory Agreement is otherwise identical to its respective Current Investment Advisory Agreement, including having identical advisory fees. If approved by the shareholders, the New Investment Advisory Agreements will become effective upon completion of the Transaction.

Importantly, the day-to-day management of Flaherty & Crumrine and the investment objectives and strategies of the Funds will not change as a result of the Transaction or each Fund’s entry into the respective New Investment Advisory Agreement.

PFD’s Current Investment Advisory Agreement is dated as of May 22, 2008 and was last approved by PFD shareholders on May 21, 2008, in connection with an amendment and restatement of the Agreement. PFO’s Current Investment Advisory Agreement is dated as of May 22, 2008 and was last approved by PFO shareholders on May 21, 2008, in connection with an amendment and restatement of the Agreement. DFP’s Current Investment Advisory Agreement is dated as of April 17, 2013 and was approved on the same day as part of the initial organization of the fund. FLC’s Current Investment Advisory Agreement is dated as of August 26, 2003 and was approved on August 20, 2003 in connection with the initial organization of the fund. FFC’s Current Investment Advisory Agreement is dated as of January 28, 2003 and was approved on January 21, 2003 in connection with the initial organization of the fund. The Board of Directors of each Fund last approved the continuance of an additional year for the Current Investment Advisory Agreements on January 22, 2025. During the Funds’ last fiscal year, the Board approved the continuance of an additional year for the Current Investment Advisory Agreements on January 19, 2024. A form of each New Investment Advisory Agreement is attached to this Proxy Statement as Appendix A. You should read each New Investment Advisory Agreement in its entirety.

The Board unanimously recommends that shareholders vote FOR the approval of the New Investment Advisory Agreements.

Terms of the Current Investment Advisory Agreements

Under the terms of the Current Investment Advisory Agreements, the Adviser is responsible for making investment decisions and placing orders for the purchase and sale of a Fund’s investments directly with the issuers or with brokers or dealers selected by the Adviser at its discretion. The Adviser also furnishes to the Boards, which have overall responsibility for the business and affairs of the Funds, periodic reports on the investment performance of the Funds.

The Adviser is obligated to manage a Fund in accordance with applicable laws and regulations. Consistent with the requirements of the 1940 Act, the Current Investment Advisory Agreements provide that the Adviser generally is not liable to a Fund for any error in judgment, mistake of law, or any act or omission or any loss suffered by a Fund in connection with the Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Current Investment Advisory Agreements may be terminated by a Fund without penalty upon 60 days’ written notice by the Boards of Directors or by a vote of the holders of a majority of the Fund’s outstanding Shares, or upon 60 days’ written notice by the Adviser. The Current Investment Advisory Agreements terminate automatically in the event of an “assignment” (as defined in the 1940 Act).

For the fiscal year ended November 30, 2024, for services provided to the Fund, PFD paid the Adviser $1,343,520 in advisory fees, PFO paid the Adviser $1,161,433 in advisory fees, DFP paid the Adviser $3,721,761 in advisory fees, FLC paid the Adviser $1,668,584 in advisory fees and FFC paid the Adviser $5,586,591 in advisory fees. The services provided by the Adviser to each Fund will continue to be provided after each New Investment Advisory Contract is approved.

Section 6(a) of the Current Investment Advisory Agreement of each Fund describes the fee to be paid to the Adviser as follows:

Fund	Description of Fee Paid to the Adviser
PFD

In consideration of the services rendered pursuant to the Agreement, the Fund will pay the Adviser a fee for the previous month computed monthly at the annual rate of 0.525 of 1.00% on the first $200 million of the Fund’s average weekly total managed assets, 0.45 of 1.00% on the next $300 million of the Fund’s average weekly total managed assets and 0.40 of 1.00% on the Fund’s average weekly total managed assets above $500 million.

PFO

In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser after the end of each calendar month a fee for the previous month computed monthly at the annual rate of 0.625 of 1.00% on the Fund’s average monthly total managed assets up to $100 million and 0.50 of 1.00% on the Fund’s average monthly total managed assets of $100 million or more. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Fund preferred stock is not treated as a liability.

DFP

In consideration of the services rendered pursuant to the Agreement, the Fund will pay the Adviser a fee for the previous month computed monthly at the annual rate of 0.575 of 1.00% on the first $200 million of the Fund’s average daily total managed assets and 0.50 of 1.00% on the Fund’s average daily total managed assets above $200 million. For purposes of calculating such fee, the Fund’s Managed Assets means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

FLC

In consideration of the services rendered pursuant to the Agreement, the Fund will pay the Adviser a fee for the previous month computed monthly at the annual rate of 0.575 of 1.00% on the first $200 million of the Fund’s average weekly total managed assets, 0.50 of 1.00% on the next $300 million of the Fund’s average weekly total managed assets and 0.45 of 1.00% on the Fund’s average weekly total managed assets above $500 million.

FFC

In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser after the end of each calendar month a fee for the previous month computed monthly at the annual rate of 0.625 of 1.00% on the Fund’s average monthly total managed assets up to $100 million and 0.50 of 1.00% on the Fund’s average monthly total managed assets of $100 million or more. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Fund preferred stock is not treated as a liability.

Reason for New Investment Advisory Agreements and Terms of the New Investment Advisory Agreements

The Adviser is undergoing an internal restructuring in which the remaining shares held by the Retired Shareholders are repurchased and reallocated to the Management Shareholders (previously defined as the Transaction). Because this restructuring could be viewed as a change of control of the Adviser, resulting in the assignment and automatic termination of the Current Investment Advisory Agreements for each Fund, shareholders are being asked to approve the New Investment Advisory Agreements.

The terms of each New Investment Advisory Agreement are identical to the terms of its respective Current Investment Advisory Agreement, including with respect to advisory fees, except that the initial term will begin upon the execution of the New Investment Advisory Agreement following completion of the Transaction.

Board Consideration of the Current and New Investment Advisory Agreements

At a Board meeting on January 22, 2025, the Board of each Fund approved the continuation of the Current Investment Advisory Agreements. On February 24, 2025, the Board of each Fund approved the New Investment Advisory Agreement for each Fund after considering the information provided in connection with the January meeting and representations from the Adviser that there were no material changes to that information and confirmation from the Adviser that there would be no changes in the level of services or fees associated with the New Investment Advisory Agreements. The following paragraphs summarize certain information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the 1940 Act, as amended) of the Fund, as well as their conclusions relative to such factors with respect to the Current and New Investment Advisory Agreements.

In considering whether to approve each Fund’s Current and New Investment Advisory Agreement, the Board members considered and discussed information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to each Fund. In reaching their determinations relating to the Current and New Investment Advisory Agreements, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and information obtained during their multi-year experience as directors of each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Funds, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing each Fund’s investment program, the additional services provided by the Adviser in connection with each Fund’s At-The-Market Program that commenced in 2021 and expired in 2024, as well as the continued provision of significant administrative services beyond what each Current Investment Advisory Agreement required and what each New Investment Advisory Agreement will require. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Funds; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, noting (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Funds and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Funds. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to each Fund’s investment goals and strategies, the corporate and regulatory environment in which each Fund operates and the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Investment Performance

The Board members took note of the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding each Fund’s total return on net asset value (“NAV”) performance in comparison to its peer funds for the 1-, 3-, 5-, and 10-year periods. This information showed that each Fund had performance equal or greater than the median fund in the peer group for the 10- year period. For the 1-year period, PFO, FFC, FLC and DFP had performance equal or greater than the median fund in the peer group, while PFD slightly underperformed the median fund in the peer group during that time. For the 3-year period, all the Funds performed below the median fund. For the 5-year period PFD, FFC, FLC and DFP had performance equal or greater than the median fund in the peer group, while PFO slightly underperformed the median fund in the peer group during that time. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and took note of differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that each Fund had below average advisory fees and below average combined advisory/administration fees, while each of FFC and DFP had a below average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to each Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods discussed with the Board. The Board members also considered that the Adviser provided, for a lower fee, similar investment services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Funds. The Board members were advised by the Adviser that it did not realize material indirect benefits from its relationship with the Funds and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that each Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of potential economies of scale.

In light of their discussions and considerations as described above, the Board members made the following determinations:

•the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•each Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

•the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with each Fund; and

•as a closed-end Fund, there were limited opportunities to generate significant economies of scale by the Adviser as each Fund’s assets grew, however, the investment advisory fee was structured to provide for a sharing of the benefits of economies of scale with shareholders.

Based on these conclusions and other considerations, the Board members determined to approve the Current and New Investment Advisory Agreement for each Fund.

Information About the Adviser

The Adviser, which was organized in 1983, specializes in the management of portfolios of preferred securities, including related hedging activities, for institutional investors and had aggregate assets under management, as of January 31, 2025 (which include the total net assets of the Funds) of approximately $4.07 billion. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is owned by R. Eric Chadwick, Bradford S. Stone, Chad C. Conwell, Donald F. Crumrine, Robert M. Ettinger, and Robert T. Flaherty, each of whose address for purposes of the Adviser is 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101.

For the most recently completed fiscal year ended November 30, 2024, the Funds did not pay any brokerage commissions to any broker affiliated with the Adviser. The Adviser has no affiliates that are engaged in brokerage.

The names of each Director and Principal Executive Officer of the Adviser are set forth below. The address of each Director and Principal Officer of the Adviser is 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101.

Name	Position
R. Eric Chadwick	Director and President
Bradford S. Stone	Director, Executive Vice President and Chief Financial Officer
Chad C. Conwell	Director, Executive Vice President, Chief Legal Officer, and Chief Compliance Officer.

Other Funds Advised by the Adviser and Fee Schedules

The following table lists certain information regarding funds for which the Adviser provides investment advisory services. All of the information below is given as of the end of the last fiscal year of each fund:

Fund	Total Managed Assets	Description of Fee Paid to the Adviser
PFD	$251,182,137

In consideration of the services rendered pursuant to the Agreement, the Fund will pay the Adviser a fee for the previous month computed monthly at the annual rate of 0.525 of 1.00% on the first $200 million of the Fund’s average weekly total managed assets, 0.45 of 1.00% on the next $300 million of the Fund’s average weekly total managed assets and 0.40 of 1.00% on the Fund’s average weekly total managed assets above $500 million.

PFO	$213,536,645

In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser after the end of each calendar month a fee for the previous month computed monthly at the annual rate of 0.625 of 1.00% on the Fund’s average monthly total managed assets up to $100 million and 0.50 of 1.00% on the Fund’s average monthly total managed assets of $100 million or more. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Fund preferred stock is not treated as a liability.

DFP	$735,524,469

In consideration of the services rendered pursuant to the Agreement, the Fund will pay the Adviser a fee for the previous month computed monthly at the annual rate of 0.575 of 1.00% on the first $200 million of the Fund’s average daily total managed assets and 0.50 of 1.00% on the Fund’s average daily total managed assets above $200 million. For purposes of calculating such fee, the Fund’s Managed Assets means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

FLC	$312,683,592

In consideration of the services rendered pursuant to the Agreement, the Fund will pay the Adviser a fee for the previous month computed monthly at the annual rate of 0.575 of 1.00% on the first $200 million of the Fund’s average weekly total managed assets, 0.50 of 1.00% on the next $300 million of the Fund’s average weekly total managed assets and 0.45 of 1.00% on the Fund’s average weekly total managed assets above $500 million.

FFC	$1,336,039,824

In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser after the end of each calendar month a fee for the previous month computed monthly at the annual rate of 0.625 of 1.00% on the Fund’s average monthly total managed assets up to $100 million and 0.50 of 1.00% on the Fund’s average monthly total managed assets of $100 million or more. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Fund preferred stock is not treated as a liability.

Destra Flaherty & Crumrine Preferred and Income Fund	$252,243,460

In its capacity as investment advisor to the fund, DFC Preferred Advisors LLC (“DFC”) has agreed to pay from its own assets an annualized sub-advisory fee to the Adviser in an amount equal to one half of the net management fees collected by DFC, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by DFC in respect of the Fund. DFC receives an annual management fee payable monthly, at an annual rate of 0.75% of the average daily net assets of the fund.

Required Vote

To become effective for a Fund, the New Investment Advisory Agreement must be approved by the holders of a majority of the Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities” for this purpose means the lesser of (1) 67% or more of the Shares of common stock present at a meeting of shareholders if the holders of more than 50% of such Shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Shares of common stock.

The Board unanimously recommends that shareholders vote FOR the approval of the New Investment Advisory Agreements.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETINGS

Each Fund does not intend to present any other business at the relevant Annual Meeting, nor is any Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Servicing Agent

Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101. BNY acts as the administrator to each Fund and is located at 118 Flanders Road, Westborough, Massachusetts 01581. Destra Capital Advisors LLC acts as the servicing agent to FFC, FLC and DFP and is located at 443 N. Willson Ave., Bozeman, Montana 59715.

Submission of Shareholder Proposals - 2026 Annual Meetings

A stockholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the office of such Fund at the address set forth on the first page of this Joint Proxy Statement, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

All proposals by shareholders of each Fund that are intended to be presented at each Fund’s next Annual Meeting of Shareholders to be held in 2026 pursuant to Rule 14a-8 under the 1934 Act, must be received by the relevant Fund for consideration for inclusion in the relevant Fund’s proxy statement relating to the meeting no later than November 10, 2025, and must satisfy the requirements of federal securities laws.

Shareholders who do not wish to submit a proposal for inclusion in the Funds’ proxy statement and form of proxy for the 2026 Annual Meeting of Shareholders in accordance with Rule 14a-8 under the 1934 Act may submit a proposal for consideration at the 2026 Annual Meeting of Shareholders in accordance with the bylaws of each Fund. Each Fund’s bylaws require that advance notice be given to the Fund in the event a shareholder desires to nominate individuals for election to the Board of Directors or propose other business to be considered by the shareholders at an annual meeting. Notice of any such business or nomination for consideration at the 2026 Annual Meeting of Shareholders must be delivered to the Secretary of the Fund at the address set forth on the first page of this Joint Proxy Statement, comply with the requirements of the Fund’s bylaws, and assuming that the 2026 Annual Meeting of Shareholders is held within 30 days of April 16, 2026 (the first anniversary of the date of the preceding year’s annual meeting), must be received by the Fund no earlier than the 150th day nor later than 2:00 p.m., PDT, on the 120th day prior to the first anniversary of the date of the proxy statement for the 2025 Annual Meeting of Shareholders (March 17, 2026).

Each Fund’s bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide timely advance notice of the proposal in writing. To be considered timely, any such advance notice must be in writing delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this Joint Proxy Statement not earlier than the 150th day nor later than 2:00 p.m., PDT, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

However, in the event that the date of the annual meeting is advanced by more than 30 days (held earlier than March 17, 2026) or delayed by more than 30 days (held later than May 16, 2026) from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 2:00 p.m., PDT, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

Any such notice by a shareholder shall set forth the information required by the Fund’s bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

“Householding”

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact Computershare, P.O. Box 43132, Providence, RI 02940-9434, United States, or by calling 1-866-351-7446 (U.S. toll-free) or 1-201-680-6578 (International).

Voting Results

Each Fund will advise its shareholders of the voting results of the matters voted upon at its Annual Meeting in its next Semi-Annual Report to shareholders.

Broker Non-Votes and Abstentions

A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker “non-vote” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that withhold authority or broker non-votes (collectively, “abstentions”) will be counted as Shares that are present and entitled to vote at the relevant Annual Meeting for purposes of determining the presence of a Quorum.

With respect to Proposal 1 for the Annual Meetings, abstentions do not constitute a vote “for” the Nominees for Directors and will have no impact on the vote for the election of directors. With respect to Proposal 2, abstentions will have the same effect as a vote “against” Proposal 2.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Funds whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the Joint Proxy Statement and other soliciting material you wish to receive to supply copies to the beneficial owners of Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE RELEVANT ANNUAL MEETING(S) ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

FLAHERTY & CRUMRINE
PREFERRED AND INCOME FUND INCORPORATED (the “Fund”)

INVESTMENT ADVISORY AGREEMENT

[*], 2025

Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard Suite 800
Pasadena, California 91101

Ladies and Gentlemen:

Flaherty & Crumrine Preferred and Income Fund Incorporated (the “Company”), a corporation organized under the laws of the State of Maryland, herewith confirms its agreement with Flaherty & Crumrine Incorporated (the “Adviser”), a corporation organized under the laws of the State of California, as follows:

1.  Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company’s Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Adviser on an on-going basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company’s portfolio on a discretionary basis in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company and (e) employ professional portfolio managers and securities analysts to provide research services to the Company. The Adviser is authorized to retain the services of an economic consultant at the expense of the Fund to provide such services with respect to the Company as the parties to any agreement may agree upon. In providing these services, the Adviser will provide investment research and supervision of the Company’s evaluation and, if appropriate, sale and reinvestment of the Company’s assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.  Brokerage

In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities and Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.  Information Provided to the Company

The Adviser will use its best efforts to keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.  Standard of Care

The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3, and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither “interested persons” of the Company nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

6.  Compensation

(a)  In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of each calendar month a fee for the previous month computed monthly at the annual rate of .625 of 1.00% on the Company’s average monthly total managed assets up to $100 million and .50 of 1.00% on the Company’s average monthly total managed assets of $100 million or more. For purposes of calculating such fee, the Company’s total managed assets means the total assets of the Company (including any assets attributable to any Company auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Company preferred stock is not treated as a liability.

(b)  Upon any termination of the Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company’s average monthly net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

7.  Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Company, as well as the fees of all directors of the Company who are affiliated with the Adviser or any of its affiliates; provided that the Company shall reimburse the Adviser for the travel and out-of- pocket expenses or an appropriate portion thereof of directors, officers and employees of the Adviser in connection with attendance at meetings of the Board of Directors of the Fund of any committee thereof. The Company will bear all other expenses to be incurred in its operation other than those that other parties have agreed to bear, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors or employees of the Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians and transfer and dividend-paying agent; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; expenses in connection with auctions of shares of auction rate preferred stock proposed to be issued by the Company; litigation and other extraordinary or non- recurring expenses.

8.  Services to Other Companies or Accounts

The Company understands that the Adviser now acts, will continue to act or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtained for or disposed of by the Company. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other business or to render services or whatever kind or nature.

9.  Term of Agreement

This Agreement shall become effective as of [*] and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940, as amended) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said 1940 Act).

10.  Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto.

11.  Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours.

FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND INCORPORATED

By:

Accepted:

FLAHERTY & CRUMRINE INCORPORATED

By:

FLAHERTY & CRUMRINE PREFERRED AND INCOME OPPORTUNITY FUND INCORPORATED (the “Fund”)

INVESTMENT ADVISORY AGREEMENT

[*], 2025

Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 800
Pasadena, California 91101

Ladies and Gentlemen:

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated (the “Company”), a corporation organized under the laws of the State of Maryland, herewith confirms its agreement with Flaherty & Crumrine Incorporated (the “Adviser”), a corporation organized under the laws of the State of California, as follows:

1.  Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company’s Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Adviser on an on-going basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company’s portfolio on a discretionary basis in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company and (e) employ professional portfolio managers and securities analysts to provide research services to the Company. The Adviser is authorized to retain the services of an economic consultant at the expense of the Fund to provide such services with respect to the Company as the parties to any agreement may agree upon. In providing these services, the Adviser will provide investment research and supervision of the Company’s evaluation and, if appropriate, sale and reinvestment of the Company’s assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.  Brokerage

In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities and Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.  Information Provided to the Company

The Adviser will use its best efforts to keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.  Standard of Care

The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3, and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither “interested persons” of the Company nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

6.  Compensation

(a)  In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of each calendar month a fee for the previous month computed monthly at the annual rate of .625 of 1.00% on the Company’s average monthly total managed assets up to $100 million and .50 of 1.00% on the Company’s average monthly total managed assets of $100 million or more. For purposes of calculating such fee, the Company’s total managed assets means the total assets of the Company (including any assets attributable to any Company auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Company preferred stock is not treated as a liability.

(b)  Upon any termination of the Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company’s average monthly net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

7.  Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of an office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Company, as well as the fees of all directors of the Company who are affiliated with the Adviser or any of its affiliates; provided that the Company shall reimburse the Adviser for the travel and out-of- pocket expenses or an appropriate portion thereof of directors, officers and employees of the Adviser in connection with attendance at meetings of the Board of Directors of the Fund of any committee thereof. The Company will bear all other expenses to be incurred in its operation other than those that other parties have agreed to bear, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors or employees of the Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians and transfer and dividend-paying agent; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; expenses in connection with auctions of shares of auction rate preferred stock proposed to be issued by the Company; litigation and other extraordinary or non- recurring expenses.

8.  Services to Other Companies or Accounts

The Company understands that the Adviser now acts, will continue to act or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtained for or disposed of by the Company. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other business or to render services or whatever kind or nature.

9.  Term of Agreement

This Agreement shall become effective on [*] and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940, as amended) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said 1940 Act).

10.  Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto.

11.  Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours.

FLAHERTY & CRUMRINE PREFERRED AND INCOME OPPORTUNITY FUND INCORPORATED

By:

Accepted:

FLAHERTY & CRUMRINE INCORPORATED

By:

FLAHERTY & CRUMRINE
PREFERRED AND INCOME SECURITIES FUND INCORPORATED (the “Fund”)

INVESTMENT ADVISORY AGREEMENT

[*], 2025

Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 800
Pasadena, California 91101

Ladies and Gentlemen:

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated (the “Company”), a corporation organized under the laws of the State of Maryland, herewith confirms its agreement with Flaherty & Crumrine Incorporated (the “Adviser”), a corporation organized under the laws of the State of California, as follows:

1.  Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company’s Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Adviser on an ongoing basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company’s portfolio on a discretionary basis in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting and related rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company and (e) employ professional portfolio managers and securities analysts to provide research services to the Company. In providing these services, the Adviser will provide investment research and supervision of the Company’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company’s assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.  Brokerage

In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.  Information Provided to the Company

The Adviser will use its best efforts to keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.  Standard of Care

The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither “interested persons” of the Company nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

6.  Compensation

In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of the calendar month during which the Closing Date (as defined below) occurs and after the end of each calendar month thereafter a fee for the previous month computed monthly at the annual rate of .525 of 1.00% on the first $200 million of the Company’s average weekly total managed assets, .45 of 1.00% on the next $300 million of the Company’s average weekly total managed assets and .40 of 1.00% on the Company’s average weekly total managed assets above $500 million. For purposes of calculating such fee, the Company’s total managed assets means the total assets of the Company (including any assets attributable to any Company auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Company auction rate preferred stock is not treated as a liability. The fee payable to the Adviser for the period from the date of the closing of the offering contemplated by the Company’s initial registration statement (the “Closing Date”) to the end of the first calendar month during which the Closing Date occurs shall be prorated according to the proportion that such period bears to the full monthly period.

Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company’s average monthly net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

7.  Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment research, trading and investment advice to the Company, as well as the fees of all directors of the Company who are affiliated with the Adviser or any of its affiliates; provided that the Company shall reimburse the Adviser for the travel and out-of-pocket expenses or an appropriate portion thereof of directors, officers and employees of the Adviser in connection with attendance at meetings of the Board of Directors of the Fund or any committee thereof. The Company will bear all other expenses to be incurred in its operation other than those that other parties have agreed to bear, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors or employees of the Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians and transfer and dividend-paying agent; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, fees to the Company’s shareholder servicing agent, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; expenses in connection with auctions of shares of auction rate preferred stock proposed to be issued by the Company; litigation and other extraordinary or non-recurring expenses.

8.  Services to Other Companies or Accounts

The Company understands that the Adviser now acts, will continue to act or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtained for or disposed of by the Company. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.  Term of Agreement

This Agreement shall become on [*] and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940, as amended) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.  Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto.

11.  Miscellaneous

The Company recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name “F&C” and “Flaherty & Crumrine” as part of their names, and that the Adviser may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Company, the Company agrees that, at the Adviser’s request, the Company’s license to use the words “F&C” and “Flaherty & Crumrine” will terminate and that the Company will take all necessary action to change the name of the Company to a name not including the words “F&C” or “Flaherty & Crumrine”.

12.  Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof. If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours,

FLAHERTY & CRUMRINE PREFERRED AND INCOME
SECURITIES FUND INCORPORATED

By:

Accepted:

FLAHERTY & CRUMRINE INCORPORATED

By:

FLAHERTY & CRUMRINE
TOTAL RETURN FUND INCORPORATED (the “Fund”)

INVESTMENT ADVISORY AGREEMENT

[*], 2025

Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard Suite 800
Pasadena, California 91101

Ladies and Gentlemen:

Flaherty & Crumrine Total Return Fund Incorporated (the “Company”), a corporation organized under the laws of the State of Maryland, herewith confirms its agreement with Flaherty & Crumrine Incorporated (the “Adviser”), a corporation organized under the laws of the State of California, as follows:

1.  Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company’s Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Adviser on an ongoing basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company’s portfolio on a discretionary basis in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting and related rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company and (e) employ professional portfolio managers and securities analysts to provide research services to the Company. In providing these services, the Adviser will provide investment research and supervision of the Company’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company’s assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.  Brokerage

In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.  Information Provided to the Company

The Adviser will use its best efforts to keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.  Standard of Care

The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither “interested persons” of the Company nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

6.  Compensation

In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of the calendar month during which the Closing Date (as defined below) occurs and after the end of each calendar month thereafter a fee for the previous month computed monthly at the annual rate of 0.575 of 1.00% on the first $200 million of the Company’s average weekly total managed assets, 0.50 of 1.00% on the next $300 million of the Company’s average weekly total managed assets and 0.45 of 1.00% on the Company’s average weekly total managed assets above $500 million. For purposes of calculating such fee, the Company’s total managed assets means the total assets of the Company (including any assets attributable to any Company auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Company auction rate preferred stock is not treated as a liability. The fee payable to the Adviser for the period from the date of the closing of the offering contemplated by the Company’s initial registration statement (the “Closing Date”) to the end of the first calendar month during which the Closing Date occurs shall be prorated according to the proportion that such period bears to the full monthly period.

Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company’s average monthly net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

7.  Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment research, trading and investment advice to the Company, as well as the fees of all directors of the Company who are affiliated with the Adviser or any of its affiliates; provided that the Company shall reimburse the Adviser for the travel and out-of-pocket expenses or an appropriate portion thereof of directors, officers and employees of the Adviser in connection with attendance at meetings of the Board of Directors of the Fund or any committee thereof. The Company will bear all other expenses to be incurred in its operation other than those that other parties have agreed to bear, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors or employees of the Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians and transfer and dividend-paying agent; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, fees to the Company’s shareholder servicing agent, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; expenses in connection with auctions of shares of auction rate preferred stock proposed to be issued by the Company; litigation and other extraordinary or non-recurring expenses.

8.  Services to Other Companies or Accounts

The Company understands that the Adviser now acts, will continue to act or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtained for or disposed of by the Company. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.  Term of Agreement

This Agreement shall become on [*] and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940, as amended) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.  Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto.

11.  Miscellaneous

The Company recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name “F&C” and “Flaherty & Crumrine” as part of their names, and that the Adviser may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Company, the Company agrees that, at the Adviser’s request, the Company’s license to use the words “F&C” and “Flaherty & Crumrine” will terminate and that the Company will take all necessary action to change the name of the Company to a name not including the words “F&C” or “Flaherty & Crumrine”.

12.  Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof. If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours,

FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED

By:

Accepted:

FLAHERTY & CRUMRINE INCORPORATED

By:

FLAHERTY & CRUMRINE
DYNAMIC PREFERRED AND INCOME FUND INCORPORATED (the “Fund”)

INVESTMENT ADVISORY AGREEMENT

[*], 2025

Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard Suite 800
Pasadena, California 91101

Ladies and Gentlemen:

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Company”), a corporation organized under the laws of the State of Maryland, herewith confirms its agreement with Flaherty & Crumrine Incorporated (the “Adviser”), a corporation organized under the laws of the State of California, as follows:

1.  Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company’s Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Adviser on an ongoing basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company’s portfolio on a discretionary basis in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting and related rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company and (e) employ professional portfolio managers and securities analysts to provide research services to the Company. In providing these services, the Adviser will provide investment research and supervision of the Company’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company’s assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

The Adviser hereby undertakes and agrees to maintain for the Company, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Company’s investments that are required to be maintained by the Company pursuant to the 1940 Act (“Company’s Books and Records”). The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Adviser. The Adviser agrees that the Company’s Books and Records are the Company’s property and further agrees to surrender them promptly to the Company upon the request of the Company; provided, however, that the Adviser may retain copies of the Company’s Books and Records at its own cost.

3.  Brokerage

In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.  Information Provided to the Company

The Adviser will use its best efforts to keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.  Standard of Care

The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither “interested persons” of the Company nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

6.  Compensation

In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of the calendar month during which the Closing Date (as defined below) occurs and after the end of each calendar month thereafter a fee for the previous month computed monthly at the annual rate of 0.575 of 1.00% on the first $200 million of the Company’s average daily Managed Assets, and 0.50 of 1.00% on the Company’s average daily Managed Assets above $200 million. For purposes of calculating such fee, the Company’s Managed Assets means the Company’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Company, the liquidation preference of preferred shares issued by the Company, if any, and the proceeds of any reverse repurchase agreements entered into by the Company. The fee payable to the Adviser for the period from the date of the closing of the offering contemplated by the Company’s initial registration statement (the “Closing Date”) to the end of the first calendar month during which the Closing Date occurs shall be prorated according to the proportion that such period bears to the full monthly period.

Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company’s average daily Managed Assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

7.  Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment research, trading and investment advice to the Company, as well as the fees of all directors of the Company who are affiliated with the Adviser or any of its affiliates; provided that the Company shall reimburse the Adviser for the travel and out-of-pocket expenses or an appropriate portion thereof of directors, officers and employees of the Adviser in connection with attendance at meetings of the Board of Directors of the Company or any committee thereof. The Company will bear all other expenses to be incurred in its operation other than those that other parties have agreed to bear, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors or employees of the Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians and transfer and dividend-paying agent; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, fees to the Company’s shareholder servicing agent, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; expenses in connection with the offering and sale of any shares of common stock or preferred stock proposed to be issued by the Company, including in each case travel related expenses of service providers; litigation and other extraordinary or non-recurring expenses.

8.  Services to Other Companies or Accounts

The Company understands that the Adviser now acts, will continue to act or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtained for or disposed of by the Company. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.  Term of Agreement

This Agreement shall become effective on [*] and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940, as amended) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.  Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto.

11.  Miscellaneous

The Company recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name “Flaherty & Crumrine” as part of their names, and that the Adviser may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Company, the Company agrees that, at the Adviser’s request, the Company’s license to use the words “Flaherty & Crumrine” will terminate and that the Company will take all necessary action to change the name of the Company to a name not including the words “Flaherty & Crumrine”.

12.  Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof. If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours,

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED

By:

Accepted:

FLAHERTY & CRUMRINE INCORPORATED

By:

PROXY	PROXY

FLAHERTY & CRUMRINE PREFERRED AND INCOME SECURITIES FUND INCORPORATED
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 16, 2025
301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of shares of Common Stock of the Flaherty & Crumrine Preferred and Income Securities Fund Incorporated, a Maryland corporation (the “Fund”), hereby appoints R. Eric Chadwick, Bradford S. Stone and Chad Conwell, proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in person at the offices of Flaherty & Crumrine Incorporated, 301 East Colorado Boulevard, Suite 800, Pasadena, California 91101 at 8:00 a.m. PDT, on April 16, 2025, and any adjournments or postponements thereof (the “Meeting”).

The undersigned hereby acknowledges receipt of the Notice of Annual Meetings of Shareholders and Joint Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. If no specification is made for a Proposal, the proxy will be voted “FOR” the Proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Flaherty2025 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on April 16, 2025

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

INSTRUCTIONS:   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:   ☒

1. Election of Directors

	FOR	WITHHOLD
1a. R. Eric Chadwick	☐	☐
1b. Karen H. Hogan	☐	☐

	FOR	AGAINST	ABSTAIN
2. To approve a new investment advisory agreement with Flaherty & Crumrine Incorporated for the Fund.	☐	☐	☐

3. To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2025

The Notice of Annual Meetings of Shareholders, Joint Proxy Statement and Proxy Card

are available at: WWW.OKAPIVOTE.COM/FLAHERTY